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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              -------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 7, 1996
                                                          ------------------
                               Sinter Metals, Inc.
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               (Exact Name of Registrant as Specified in Charter)

   Delaware                   1-13366                     25-677695
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(State or Other             (Commission                  (I.R.S. Employer
 Jurisdiction of            File Number)              Identification No.)
 Incorporation)

       50 Public Square, Suite 3200, Cleveland, Ohio  44113
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         (Address of Principal Executive Offices)   (Zip Code)

Registrant's telephone number, including area code: (216) 771-6700
                                                   -------------------------
                                      N/A
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         (Former Name or Former Address, if Change Since Last Report)



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Item 5.  Other Events.

                  On October 7, 1996, Sinter Metals, Inc. (the "Company") issued a press release announcing that it had reached a definitive agreement with Maag Holding AG ("Maag"), based in Zurich, Switzerland, to acquire from Maag (i) all of the outstanding shares of Powder Metal Holding, Inc., other than shares owned by the Company and (ii) substantially all of the outstanding shares of Krebsoge Sinterholding GmbH. A copy of the press release is attached hereto as Exhibit 99.1.

Item. 7  Financial Statements and Exhibits.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits.

                           99.1. Press release dated October 7, 1996, from
                                 the Company.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SINTER METALS, INC.

Date: October 17, 1996                      By: /s/ Michael T. Kestner
                                               --------------------------------
                                               Michael T. Kestner
                                               Vice President, Chief
                                               Financial Officer and
                                               Secretary





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                                INDEX TO EXHIBITS

Exhibit           Description of Exhibit
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99.1              Press release dated October 7, 1996 regarding
                  the Company's acquisition of Krebsoge
                  Sinterholding GmbH and Powder Metal Holding, Inc.